=============================================================================





                 SECURITIES  AND  EXCHANGE  COMMISSION
                        Washington,  D.C.  20549



                                 Form 8-K
                              Current Report

                       PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934

     DATE OF REPORT (Date of earliest event reported): September 9, 2001



                      Commission File Number 1-12480

              [Logo] LOUIS  DREYFUS  NATURAL  GAS  CORP.
          (Exact name of registrant as specified in its charter)


             Oklahoma                                 73-1098614
 (State or other jurisdiction of                    (IRS Employer
  incorporation or organization)                  Identification No.)

14000 Quail Springs Parkway, Suite 600
     Oklahoma City, Oklahoma                             73134
(Address of principal executive office)                (Zip code)

    Registrant's telephone number, including area code:  (405) 749-1300

                                   NONE
(Former name, former address and former fiscal year, if changed since last report.)























==============================================================================

                    LOUIS DREYFUS NATURAL GAS CORP.
                              Form 8-K
                          September 9, 2001



ITEM 5   OTHER EVENTS

     On September 9, 2001, Dominion Resources, Inc., a Virginia corporation, its wholly-owned subsidiary Consolidated Natural Gas Company, a Delaware corporation, and Louis Dreyfus Natural Gas Corp., an Oklahoma corporation, executed an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Louis Dreyfus Natural Gas Corp., with and into Consolidated Natural Gas Company ("the Merger"). Pursuant to the Merger, $20.00 and .3226 of a share of common stock of Dominion Resources, Inc. will be exchanged for each outstanding share of common stock of Louis Dreyfus Natural Gas Corp. In connection with the transaction, Louis Dreyfus Natural Gas Corp. has agreed to sell 48 billion cubic feet of natural gas to Dominion Resources, Inc. in calendar 2002 at prevailing natural gas prices in the futures market. A copy of a joint press release describing the transaction is annexed hereto as
Exhibit 99.1.

     The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is annexed hereto as Exhibit 2.1. Consummation of the transaction contemplated in the Merger Agreement is subject to the terms and conditions contained in the Merger Agreement, including, among other things, the receipt of approval of the Merger by the shareholders of Louis Dreyfus Natural Gas Corp. The Merger will be submitted for approval at a meeting of the shareholders of Louis Dreyfus Natural Gas Corp. expected to take place in the fourth quarter of 2001.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger by and among Dominion Resources, Inc., Consolidated Natural Gas Company and Louis Dreyfus Natural Gas Corp. dated as of September 9, 2001.

          2.2 Principal Shareholders Agreement dated as of September 9, 2001 by and among Dominion Resources, Inc., Louis Dreyfus Commercial Activities Inc., Louis Dreyfus Natural Gas Holdings Corp., and L.D. Fashions Holdings Corp.

         10.1 Agreement between Louis Dreyfus Natural Gas Corp. and Dominion Exploration & Production, Inc. for the Purchase and Sale of Natural Gas dated September 9, 2001.

         99.1 News release announcing the pending merger of Louis Dreyfus Natural Gas Corp. with and into Dominion Resources, Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      LOUIS DREYFUS NATURAL GAS CORP.


Date: September 11, 2001              By: /s/  Jeffrey A. Bonney
                                      -------------------------------
                                      Jeffrey A. Bonney
                                      Executive Vice President and
                                      Chief Financial Officer